DIREXION SHARES ETF TRUST
Direxion Daily FinTech Bull 2X Shares
Direxion Daily S&P Expanded Tech Software Sector Bull 2X Shares
Direxion Daily S&P Expanded Tech Software Sector Bear 2X Shares
Direxion Daily Metals & Mining Bull 2X Shares
Direxion Daily Metals & Mining Bear 2X Shares

Supplement dated November 22, 2021
to the Prospectus and the Statement of Additional Information (“SAI”)
dated September 21, 2021

Effective immediately, the names of the Direxion Daily S&P Expanded Tech Software Sector Bull 2X Shares, Direxion Daily S&P Expanded Tech Software Sector Bear 2X Shares, Direxion Daily Metals & Mining Bull 2X Shares and Direxion Daily Metals & Mining Bear 2X Shares (each, a “Fund”) will change as shown in the table below. All references to each Fund’s current name in the Prospectus and SAI will be replaced with the Fund’s new name.
Current Fund Name	New Fund Name
Direxion Daily S&P Expanded Tech Software Sector Bull 2X Shares	Direxion Daily Software Bull 2X Shares
Direxion Daily S&P Expanded Tech Software Sector Bear 2X Shares	Direxion Daily Software Bear 2X Shares
Direxion Daily Metals & Mining Bull 2X Shares	Direxion Daily Metal Miners Bull 2X Shares
Direxion Daily Metals & Mining Bear 2X Shares	Direxion Daily Metal Miners Bear 2X Shares
Effective immediately, the trading symbol for each Fund listed below will be as follows:
Fund	Ticker Symbol
Direxion Daily FinTech Bull 2X Shares	FNTC
Direxion Daily Software Bull 2X Shares	SWAR
Direxion Daily Metal Miners Bull 2X Shares	MNM
* * * * *
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.